                                                                   Exhibit 10.25

                                 THIRD AMENDMENT

                  THIRD AMENDMENT, dated as of August 7, 2002 (this "Amendment"), to the Credit Agreement, dated as of May 23, 2000 (as amended, supplemented or otherwise modified, the "Credit Agreement"), among Acterna LLC (f/k/a Dynatech LLC), a Delaware limited liability company (the "Primary Borrower"), Acterna International GmbH, a German company, the banks and other financial institutions from time to time parties thereto (collectively, the "Lenders"), JPMorgan Chase Bank (as successor by merger to Morgan Guaranty Trust Company of New York), as agent for the German Term Loan Lenders named therein, JPMorgan Chase Bank (as successor by merger to Morgan Guaranty Trust Company of New York), as administrative agent (in such capacity, the "Administrative Agent") for the Lenders, Credit Suisse First Boston, as syndication agent for the Lenders and JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank) and Bankers Trust Company, each in its capacity as co-documentation agents for the Lenders.

                              W I T N E S S E T H:

                  WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Primary Borrower;

                  WHEREAS, the Primary Borrower has requested the Lenders to agree to amend the Credit Agreement; and

                  WHEREAS, the Lenders have agreed to the requested amendments but only on the terms and conditions contained in this Amendment;

                  NOW, THEREFORE, the parties hereto hereby agree as follows:

                  Section 1. Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

                  Section 2. Amendment to Subsection 1.1 (Definitions). Subsection 1.1 of the Credit Agreement is hereby amended as follows:

                  (a) by deleting therefrom the definition of the following defined terms in their respective entireties and substituting in lieu thereof the following definitions:

                  "'Additional Indebtedness': Indebtedness of the Primary Borrower (i) having terms and conditions not less favorable to the Primary Borrower than those of the Convertible Notes or
                  (ii) issued pursuant to the CD&R Barbados Purchase Agreement, as the same may be amended, supplemented or otherwise modified from time to time in accordance with subsection 14.12. Such Indebtedness may be secured and guaranteed to the same extent as the Convertible Notes so long as (a) such Indebtedness is held by one or more members of the CD&R Group and (b) the holder or holders of such Indebtedness be or become party to the Intercreditor Agreement as contemplated by paragraph 18(d) of the Intercreditor Agreement."

                  "'Applicable Margin": (a) with respect to Tranche B Loans, 4.25% (for Eurocurrency Loans), and 3.25% (for ABR Loans), (b) with respect to the German Term Loan, 0.30% and (c) with respect to Revolving Credit Loans, Swing Line Loans, Tranche A Loans and Reimbursement Term Loans (if any), the rate per annum set forth below under the relevant column heading below opposite the Level then in effect:

                 ===============================================================
                                                      Applicable Margin
                                         ---------------------------------------
                          Level             Eurocurrency            ABR Loans
                                               Loans
                 ---------------------------------------------------------------
                         Level I                2.75%                 1.75%
                        Level II                3.00%                 2.00%
                        Level III               3.25%                 2.25%
                        Level IV                3.50%                 2.50%
                         Level V                3.75%                 2.75%

                 ===============================================================

                  Notwithstanding the foregoing, (y) the "Applicable Margin" from time to time in effect for Swing Line Loans shall be the rate which would then be applicable to Revolving Credit Loans which are ABR Loans and (z) for each day prior to the date which is six months following the Closing Date, the Level in effect shall be deemed to be Level V."; and

                  "'Credit Documents': this Agreement, the Notes, the German L/C, the Applications, the Intercreditor Agreement, the Airshow Sale Proceeds Cash Collateral Agreement and the Security Documents."

                  (b) by adding the following new definitions in the appropriate alphabetical order:

                  "'Airshow Sale Proceeds Cash Collateral Account': the "Cash Collateral Account" as defined in the Airshow Sale Proceeds Cash Collateral Agreement."

                  "'Airshow Sale Proceeds Cash Collateral Agreement: the Cash Collateral Agreement, dated as of the Third Amendment Effective Date, among the

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                  Primary Borrower, the Securities Intermediary named therein and the Administrative Agent, as the same may be amended from time to time in accordance with this Agreement."

                  "'Available Airshow Sale Proceeds: an amount equal to (a) $24,000,000, less (b) the amount, if any, by which $10,000,000 exceeds the aggregate purchase price of Senior Subordinated Notes purchased by CD&R Barbados and its Affiliates in connection with the Senior Subordinated Notes Tender Offer (based upon evidence of such aggregate purchase price delivered, and reasonably acceptable, to the Administrative Agent)."

                  "'CD&R Barbados': CD&R VI (Barbados), Ltd., a company organized under the laws of Barbados and a wholly-owned Subsidiary of the Investor."

                  "'CD&R Barbados Purchase Agreement': the Investment Agreement, dated on or about the Third Amendment Effective Date, among the Primary Borrower, the Guarantor and CD&R Barbados with respect to the right of CD&R Barbados to purchase Additional Indebtedness."

                  "'CD&R Barbados Senior Subordinated Notes Agreement': the Agreement, dated on or about the Third Amendment Effective Date, among CD&R Barbados and the Administrative Agent with respect to Senior Subordinated Notes owned by CD&R Barbados."

                  "'Extraordinary Prepayment Date': the date on which the aggregate principal amount of all optional or mandatory prepayments of the Term Loans (other than pursuant to paragraphs (i) and (j) of subsection 9.5) during the period from and after the consummation of the Permitted Airshow Sale to and including June 30, 2003, equals or exceeds $100,000,000."

                  "'Permitted Airshow Sale':  as defined in subsection 14.5(m)."

                  "[Text redacted.]:  as defined in subsection 14.5(n).

                  "[Text redacted.]:  as defined in subsection 14.5(n).

                  "'Senior Subordinated Notes Tender Offer: as defined in subsection 14.12(a)."

                  "'Third Amendment Effective Date': the date on which the Third Amendment to this Agreement becomes effective in accordance with its terms."

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

                  Section 3. Amendment to Section 9.5 (Mandatory Reduction of Commitments and Prepayments). Section 9.5 is hereby amended as follows:

                  (a) by deleting the phrase "subsection 9.5(c), (d) or (e)" where it appears in subsections 9.5(f) and 9.5(g) and inserting in lieu thereof the phrase "subsection 9.5(c), (d), (e), (i), (j) or (k)"; and

                  (b) by inserting the following new subsections at the end thereof:

                  "(i) Upon consummation of the Permitted Airshow Sale, the Primary Borrower shall give notice thereof to the Administrative Agent, and shall deliver 100% of the Net Proceeds from such sale to the Administrative Agent. The Administrative Agent shall (i) immediately deposit $24,000,000 of such Net Proceeds into the Airshow Sale Proceeds Cash Collateral Account to be administered in accordance with the terms of the Airshow Sale Proceeds Cash Collateral Agreement and (ii) on the applicable Mandatory Prepayment Date, apply the balance of such Net Proceeds to the prepayment of the Loans and reduction of the Commitments in accordance with the provisions of subsection 9.5(f).

                  (j) On the date that is 75 days after the Third Amendment Effective Date (or such earlier date as the Primary Borrower shall request in writing), the Primary Borrower shall give notice to the Administrative Agent, and on the applicable Mandatory Prepayment Date, the Administrative Agent shall apply the funds on deposit in the Airshow Sale Proceeds Cash Collateral Account to the prepayment of the Loans and reduction of the Commitments in accordance with the provisions of subsection 9.5(f) and the Airshow Sale Proceeds Cash Collateral Agreement (it being understood and agreed that if the Senior Subordinated Notes Tender Offer is consummated prior to such date, the Available Airshow Sale Proceeds shall be released to the Primary Borrower on such earlier date pursuant to the terms of the Airshow Sale Proceeds Cash Collateral Agreement).

                  (k) [Text redacted.]

                  Section 4. Amendment to Section 12.2 (Certificates; Other Information). Section 12.2 of the Credit Agreement is hereby amended by deleting the word "copies" the second time it occurs in Subsection 12.2(d) and inserting in lieu thereof the word "notice".

                  Section 5. Amendment to Section 13.1 (Minimum Interest Coverage Ratio). Section 13.1 of the Credit Agreement is hereby amended by inserting the following proviso at the end of such Section:

                  "provided, however, that at any time after the Extraordinary Prepayment Date, the references to each of the fiscal quarters ending June 30, 2003, September 30, 2003, December 31, 2003 and March 31, 2004 set forth above and the ratio set forth opposite each such period shall be deemed to be deleted."

                  Section 6. Amendment to Section 13.2 (Maximum Leverage Coverage Ratio). Section 13.2 of the Credit Agreement is hereby amended by inserting the following proviso at the end of such Section:

                  "provided, however, that at any time after the Extraordinary Prepayment Date, the references to each of the fiscal quarters ending June 30, 2003, September 30, 2003, December 31, 2003 and March 31, 2004 set forth above and the ratio set forth opposite each such period shall be deemed to be deleted."

                  Section 7. Amendment to Section 13.3 (Minimum EBITDA). Section
13.3 of the Credit Agreement is hereby amended by deleting such Section in its entirety and inserting in lieu thereof the following new Section:

                  "Section 13.3 Minimum EBITDA. (a) So long as the Permitted Airshow Sale has not been consummated, permit EBITDA for any period of consecutive fiscal quarters of the Guarantor set forth below to be less than the amount set forth opposite such period:

                  Fiscal Periods                            EBITDA
                  --------------                            ------

                  Two fiscal quarters ending 9/30/02        negative $10,000,000

                  Three fiscal quarters ending 12/31/02     $17,000,000

                  Four fiscal quarters ending 3/31/03       $40,000,000.

                  (b) At any time after the Permitted Airshow Sale has been consummated and so long as the Extraordinary Prepayment Date has not occurred, permit EBITDA for any period of consecutive fiscal quarters of the Guarantor set forth below to be less than the amount set forth opposite such period:

                  Fiscal Periods                            EBITDA
                  --------------                            ------

                  Two fiscal quarters ending 9/30/02        negative $40,000,000

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

                  Three fiscal quarters ending 12/31/02     negative $17,000,000

                  Four fiscal quarters ending 3/31/03       -- 0 --.

                  (c) At any time after the Permitted Airshow Sale has been consummated and the Extraordinary Prepayment Date has occurred, permit EBITDA for any period of consecutive fiscal quarters of the Guarantor set forth below to be less than the amount set forth opposite such period:

                  Fiscal Periods                            EBITDA
                  --------------                            ------

                  Four fiscal quarters ending 6/30/03       $20,000,000

                  Four fiscal quarters ending 9/30/03       $30,000,000

                  Four fiscal quarters ending 12/31/03      $40,000,000

                  Four fiscal quarters ending  3/31/04      $50,000,000.

                  (d)  [Text redacted.]

                  (e)  [Text redacted.]

                  Section 8. Amendment to Section 14.1 (Indebtedness). Section
14.1 of the Credit Agreement and Section 14.1 of Exhibit K to the Credit Agreement are each hereby amended by deleting the proviso in paragraph (e) thereof in its entirety and inserting in lieu thereof the following new proviso:

                  "provided that the aggregate principal amount at any time outstanding of Convertible Notes and Additional Indebtedness shall not exceed the sum of (x) $125,000,000, plus (y) the amount of Additional Indebtedness under the CD&R Barbados Purchase Agreement, plus (z) the amount of any interest accreted or paid in kind in respect of the Convertible Notes and the Additional Indebtedness."

                  Section 9.  [Text redacted.]

                  Section 10. Amendment to Section 14.5 (Limitation on Sale of Assets). Section 14.5 of the Credit Agreement and Section 14.5 of Exhibit K to the Credit Agreement are each hereby amended by (i) deleting the word "and" following paragraph (k) thereof, and (ii) deleting the period at the end of paragraph (l) thereof and inserting in lieu thereof a semicolon followed by the following:

                  "(m) the sale of the Capital Stock or substantially all the assets of Airshow, Inc. (the "Permitted Airshow Sale"), provided that (i) the Primary Borrower shall receive approximately $152,000,000 in Net Proceeds from such sale,
                  (ii) an amount equal to 100% of the Net Proceeds of such sale shall be delivered to the Administrative Agent for application in accordance with subsection 9.5(i) and (j), (iii) no Default or Event of Default shall have occurred and be continuing before and after giving effect to the consummation of such sale and (iv) the terms and conditions of such sale shall be as set forth in the Stock Purchase Agreement, dated as of June 13, 2002, among the Guarantor, the Primary Borrower and Rockwell Collins Inc., and other terms and conditions of such sale (including any amendment to such agreement) shall be reasonably satisfactory to the Administrative Agent, its counsel and other advisors; and

                  (n) [Text redacted.]

                  Section 11. Amendment to Subsection 14.6 (Restricted Payments). Section 14.6 of the Credit Agreement and Section 14.6 of Exhibit K to the Credit Agreement are each hereby amended as follows:

                  (a) by correcting the reference to clause "(iii)" in clause
(a) of Section 16 of the Second Amendment to the Credit Agreement to read clause "(ii)"; and

                  (b) by inserting the phrase "or Additional Indebtedness" after the phrase "Convertible Note Documents" (a) in clause (ii) of paragraph (c) thereof and (b) in clause (ii) of paragraph (f) thereof.

                  Section 12. Amendment to Section 15.2 (Other Events of Default). Section 15.2 of the Credit Agreement is hereby amended by inserting the word "or" at the end of paragraph (j) thereof followed by the following new paragraph:

                  "(k) (i) CD&R Barbados shall default in the observance or performance of any agreement contained in the CD&R Barbados Senior Subordinated Notes Agreement, (ii) the Primary Borrower shall default in the observance or performance of any agreement contained in the CD&R Barbados Purchase Agreement that is adverse to the Lenders hereunder in any material respect or (iii) any amendment, supplement, modification or waiver of any of the terms of the CD&R Barbados Senior Subordinated Notes Agreement which relates to any material provision thereunder or otherwise adversely affects the interests of the Lenders hereunder in any material respect shall have occurred;"

                  Section 13. Amendment to Section 14.12 (Optional Payments).
Section 14.12 of the Credit Agreement and Section 14.12 of Exhibit K to the Credit Agreement are each hereby amended as follows:

                  (a) by inserting at the end of paragraph (a) thereof the following (it being understood that the word "further" in the first phrase below shall not be included in the amendment to Section 14.12 of Exhibit K):

                  "provided further, however, that the Primary Borrower shall be permitted to make and consummate an offer (the "Senior Subordinated Notes Tender Offer") to purchase a portion of the Senior Subordinated Notes, provided that (i) the aggregate purchase price of the Senior Subordinated Notes that are acquired by the Primary Borrower or any of its Subsidiaries pursuant to the Senior Subordinated Notes Tender Offer shall not exceed $24,000,000, (ii) immediately upon the acquisition of Senior Subordinated Notes by the Primary Borrower pursuant to the Senior Subordinated Notes Tender Offer, the Primary Borrower shall return such Senior Subordinated Notes to the trustee under the Senior Subordinated Notes Indenture for cancellation, (iii) no Default or Event of Default shall have occurred and be continuing before and after giving effect to the consummation of the Senior Subordinated Notes Tender Offer, (iv) no Senior Subordinated Notes are purchased by the Primary Borrower or any of its Subsidiaries prior to consummation of the Permitted Airshow Sale and (v) the other terms and conditions of the Senior Subordinated Notes Tender Offer shall be reasonably satisfactory to the Administrative Agent, its counsel and its other advisors," and

                  (b) by deleting the phrase "$125,000,000 plus the amount of any interest accreted or paid in kind in respect thereof" in clause (e)(i) thereof and inserting in lieu thereof the phrase "the aggregate amount of Convertible Notes and Additional Indebtedness permitted to be incurred pursuant to subsection 14.1(e)".

                  Section 14. New Section 17.17 (Financial Advisor). Section
17.17 of the Credit Agreement is hereby amended by inserting the following new Subsection 17.17:

                  "Section 17.17 Financial Advisor. The Primary Borrower hereby agrees (a) to the engagement of FTI Policano & Manzo ("P&M") by counsel to the Administrative Agent as a financial advisor in connection with this Agreement and the other Credit Documents to, among other things, monitor the financial performance of, make visits to, and discuss financial, operational and collateral matters with the Primary Borrower and its Subsidiaries and to advise the Administrative Agent, its counsel and the Lenders with respect to such matters, (b) to cooperate (and cause its

                  Subsidiaries to cooperate) with P&M and provide P&M with access to the properties, books and records of the Primary Borrower and its Subsidiaries on the same terms as such access is to be provided to the Administrative Agent pursuant to subsection 12.6 (it being understood and agreed that P&M is to keep confidential any Confidential Information on the same terms and conditions as the Administrative Agent pursuant to
                  Section 17.15) and (c) to pay all reasonable fees and expenses of P&M in connection with such engagement promptly upon receipt of invoices for such fees and expenses."

                  Section 15. Conditions to Effectiveness. This Amendment shall become effective on the date (the "Amendment Effective Date") on which the Administrative Agent shall have received:

                  (a) this Amendment, duly executed and delivered by each of the Borrowers, each Subsidiary Guarantor and the Majority Lenders;

                  (b) reasonably satisfactory evidence that CD&R Barbados and its Affiliates own an aggregate principal amount of Senior Subordinated Notes equal to $50,000,000;

                  (c) the Airshow Cash Collateral Agreement, duly executed and delivered by the parties thereto, on terms and conditions reasonably satisfactory to the Administrative Agent;

                  (d) the CD&R Barbados Senior Subordinated Notes Agreement, duly executed and delivered by the parties thereto, on terms and conditions reasonably satisfactory to the Administrative Agent;

                  (e) the CD&R Barbados Purchase Agreement, duly executed and delivered by the parties thereto, on terms and conditions reasonably satisfactory to the Administrative Agent;

                  (f) an amendment fee, for the account of the Lenders that have delivered an executed signature page to this Amendment to the Administrative Agent or its counsel no later than 5:00 p.m., New York City time, on July 12, 2002, in an amount equal to 0.125% of the aggregate amount (without duplication) of the Commitments in effect and Loans outstanding of such Lenders; and

                  (g) an executed legal opinion of each of Debevoise & Plimpton, the general counsel of the Primary Borrower and Barbados counsel to CD&R Barbados, in each case covering such matters relating to the transactions contemplated hereby as shall be reasonably requested by the Administrative Agent.

                  The Administrative Agent shall promptly notify the Primary Borrower in writing upon the occurrence of the Amendment Effective Date.

                  Section 16. Representation and Warranties; No Defaults or Events of Default. The Primary Borrower represents and warrants to the Administrative Agent and the Lenders that as of the Amendment Effective Date, after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing, and the representations and warranties made by the Borrowers in or pursuant to the Credit Agreement or any other Credit Document are true and correct in all material respects on and as of the Amendment Effective Date as if made on such date (except to the extent that any such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date).

                  Section 17. Payment of Expenses. The Primary Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

                  Section 18. Continuing Effect of the Credit Agreement. This Amendment shall not constitute an amendment or waiver of or consent to any provision of the Credit Agreement not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of the Borrowers that would require an amendment, waiver or consent of the Administrative Agent or the Lenders except as expressly stated herein. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect in accordance with its terms.

                  Section 19. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by facsimile), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                  Section 20. Release. Each Borrower hereby acknowledges and agrees that (i) it is truly and justly indebted to the Administrative Agent and the Lenders on account of the Obligations (as defined in the Collateral Agreement) without any defense, counterclaim or setoff of any kind and (ii) it releases the Administrative Agent and each Lender from any claim, cause of action or liability at any time arising prior to the date hereof out of or with respect to the Credit Agreement, this Amendment and the transactions contemplated hereby, other than as a result of the Administrative Agent's or such Lender's gross negligence or willful misconduct.

                  Section 21. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

            [The remainder of this page is intentionally left blank.]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                        ACTERNA LLC


                                        By:_____________________________
                                           Name:
                                           Title:

                                        ACTERNA INTERNATIONAL GMBH

                                        By:_____________________________
                                           Name:
                                           Title:

                                        ________________________________
                                        (NAME OF LENDER)


                                        By:_____________________________
                                           Name:
                                           Title:

                           ACKNOWLEDGMENT AND CONSENT

         Each of the undersigned as guarantors under the Guarantee and Collateral Agreement, dated as of May 23, 2000, made by the undersigned in favor of the Administrative Agent, for the benefit of the Lenders, hereby (a) consents to the transactions contemplated by this Amendment and (b) acknowledges and agrees that the guarantees (and grants of collateral security therefor) contained in such Guarantee and Collateral Agreement are, and shall remain, in full force and effect after giving effect to this Amendment.

                                        ACTERNA BUSINESS TRUST

                                        By:___________________________________
                                           Name:
                                           Title:

                                        AIRSHOW, INC.


                                        By:___________________________________
                                           Name:
                                           Title:

                                        APPLIED DIGITAL ACCESS, INC.


                                        By:___________________________________
                                           Name:
                                           Title:

                                        DA VINCI SYSTEMS, INC.


                                        By:___________________________________
                                           Name:
                                           Title:

                                        ITRONIX CORPORATION


                                        By:___________________________________
                                           Name:
                                           Title: